EXHIBIT 10.21

ASSIGNMENT OF DOMAIN NAMES

This Assignment of Domain Names is made effective as of the 31st day of December, 2012 by and between SearchCore, Inc., a Nevada corporation (“Assignor”) and WeedMaps Media, Inc., a Nevada corporation (“WeedMaps” or the “Assignee”).

WHEREAS, the Assignor and Assignee have entered into that certain Agreement and Plan of Reorganization dated December 11, 2012 (the “Purchase Agreement”), whereby Assignor is selling WeedMaps to RMJ BV, a Dutch corporation (“RJM” or the “Buyer”);

WHEREAS, Assignor and WeedMaps have adopted and used in its business the URLs and domain names identified on Exhibit A attached hereto (the “Domain Names”); and

WHEREAS, the Assignee is purchasing the Domain Names from Assignor pursuant to the Purchase Agreement,

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.           Assignor does sell, assign, transfer and set over unto Assignee its entire right, title and interest in and to the Domain Names, together with the good will symbolized by and associated with the business in connection with which the Domain Names are used, all income, royalties, and payments now or hereafter due or payable in respect thereto, and all causes of action either in law or equity, for past, present or future infringement based upon the Domain Names.

2.           Assignor shall duly execute and deliver or cause to be executed and delivered all instruments of sale, conveyance, transfer and assignment, and all notices, releases, acquittances and other documents that may be necessary to more fully grant, convey, transfer, assign and deliver to and vest in Assignee the Domain Names hereby granted, conveyed, transferred, assigned and delivered or intended so to be.

IN WITNESS WHEREOF, Assignor has caused this Assignment of Domain Names to be executed by its duly authorized officer on the date first above written.

“Assignor”	“Assignee”

SearchCore, Inc.,	WeedMaps Media, Inc.,
a Nevada corporation	a Nevada corporation

/s/ James Pakulis	/s/ James Pakulis
By: James Pakulis	By: James Pakulis
Its: President and Chief Executive Officer	Its: President

Exhibit A

Domain Name

420ALREADY.COM
420DATING.COM
420PROPERTIES.COM
ALASKADISPENSARIES.COM
ALBUQUERQUECANNABIS.COM
BALTIMORECANNABIS.COM
BARNEYSSTORE.US
BARNEYSTORE.COM
BARNEYSUSA.COM
BHOHASH.COM
BHOMG.COM
BOYCOTTWEEDMAPS.COM
BUBBLEHASHMACHINE.COM
BUDTRIMMER.COM
BUSCALOCAL.COM
BUTANEEXTRACTION.COM
BUTANEHONEYOIL.COM
BUYMARIHUANASEEDS.COM
BUYMARIJUANASEEDS1.COM
BUYMARIJUANASEEDSFORSALE.COM
CALIFORNIACANANBISCLUBS.COM
CALIFORNIAMEDICALMARIJUANA.NET
CANNABISCLUBS.COM
CANNABISCONCENTRATES.COM
CANNABISVENTURES.COM
CAVIARMAPS.COM
CBDEXTRACT.COM
CHECKMATESEO.COM
CHECKMATESEO.NET
CHICAGODISPENSARIES.COM
CLUBREVIEWSVEGAS.COM
DAILYDEALHOST.NET
DISCOUNTGRINDERS.COM
DISPENSARY.COM
DISPENSARYMAPS.COM
EARWAXHEAD.COM
EARWAXTOOLS.COM
ECSTASYPILL.COM
FACEBOOKPICKUP.COM
FLINTCANNABIS.COM

[continued]

FULLBUBBLEHASH.COM
FULLBUBBLEMELT.COM
FULLMELTBUBBLEHASH.COM
FULLMELTHASH.COM
GARDENSCURE.COM
GENCANN.COM
GENERALMARIJUANA.COM
GLASSPIECE.COM
GREEDMAPS.COM
GROWINGPOT.ORG
GROWINGSYSTEM.NET
GROWINGWEED.ORG
GROWSHOPS.COM
GROWSYSTEMS.NET
GUERILLAUNION.TV
HASHOILHEAD.COM
HEROJUANA.COM
HOLLYWOODCANNABISCLUBS.COM
HOMEGROWNBUD.COM
HONEYHASHOIL.COM
HOUSTONCANNABISCLUB.COM
INFOLOGIA.COM
INFRAREDVAPORIZER.COM
KIEFHASH.COM
KIEFPRESS.COM
KUSHCLONES.COM
KUSHMAPS.COM
KUSHSMOKE.COM
LEGALMARIJUANADISPENSARY.COM
LEGALMARIJUANAVENDOR.COM
LONGBEACHCANNABISCLUBS.COM
MAINECANNABISCLUB.COM
MAINEDISPENSARIES.COM
MAPWEED.COM
MARIJUANABUYERSLEAGUE.COM
MARIJUANACONCENTRATES.COM
MARIJUANACONSULTATIONS.COM
MARIJUANANEWSNETWORK.COM
MARIJUANASEEDSFORSALE.NET
MARIJUANASTRAINS.COM
MASSSPECTROMETER.ORG
MAUICANNABISCLUB.COM
MAUIDISPENSARY.COM
MEDICALMARIJUANACLINIC.COM

[continued]

MEDICALMARIJUANADISPENSARIES.COM
MEDICALMARIJUANAJOBS.COM
MEDICALMARIJUANAPATIENTFORUM.COM
MEDICALMARIJUANAPRESCRIPTIONS.COM
MONTANADISPENSARIES.COM
NECTARHASH.COM
NEVADACANNABISCLUB.COM
NEWMEXICODISPENSARY.COM
NUGBLASTERS.COM
NUGPORN.COM
NUGPORN.XXX
NUGREVIEWS.COM
OAHUCANNABIS.COM
ORANGECOUNTYCANNABISCLUBS.COM
OREGONMARIJUANA.COM
PAIDDUES.TV
PATIENTFREEBIES.COM
PORTLANDDISPENSARY.COM
QUICKWASHISO.COM
RAW-ETHER.COM
RESINONLY.COM
RESINTOOLS.COM
RHODEISLANDCANNABISCLUB.COM
ROCKTHEBELLS.TV
SEATTLECANNABISCLUB.COM
SEATTLEDISPENSARIES.COM
SHISHAMAPS.COM
SHOPWEEDMAPS.COM
SMARTSHOPMAPS.COM
SMOKE-SHOPS.ORG
SMOKEKUSH.COM
SMOKEOUT.TV
SPRINGCANNABISCLASSIC.COM
SPRINGGATHERING.TV
STONERFORUMS.COM
STRAINMENU.COM
STRAINMENUS.COM
TEAMWEEDMAPS.COM
THECANNABISCLASSIC.COM
THEWEEDMAP.COM
THEWEEDMAPS.COM
UNITY3DJOBS.COM
UNITYJOB.COM

[continued]

VAPECAFE.COM
VAPORGLOBE.COM
VAPORIZERREVIEWFORUM.COM
VENDORMAPS.COM
VERMONTDISPENSARIES.COM
WASHINGTONCANNABISCLUB.COM
WEEDCONCENTRATES.COM
WEEDFREEBIES.COM
WEEDGENETICS.COM
WEEDHYDROPONIC.COM
WEEDLIST.COM
WEEDMAPS.CA
WEEDMAPS.CC
WEEDMAPS.COM
WEEDMAPS.ME
WEEDMAPS.TV
WEEDMAPS.XXX
WEEDMAPSBLOG.COM
WEEDMAPSCOUPONS.COM
WEEDMAPSDEALS.COM
WEEDMAPSDISCOUNT.COM
WEEDMAPSDISCOUNTS.COM
WEEDMAPSFASHION.COM
WEEDMAPSHOP.COM
WEEDMAPSLAB.COM
WEEDMAPSLABS.COM
WEEDMAPSMEDIA.COM
WEEDMAPSOFFICIAL.COM
WEEDMAPSSHOP.COM
WEEDMAPSSTORE.COM
WEEDMAPSTORE.COM
WEEDMAPSWHOLESALE.COM
WEEDPHOTOS.COM
WEEDSE.COM
WEEDSEEDSFORSALE.COM
WEEDSTOCKEXCHANGE.COM
WEEDSTRAINEXCHANGE.COM
WEEDVOTE.COM
WEEDWOOT.COM
WELLPURGED.COM
WESTFEST.TV
WHERETOFINDMARIJUANA.COM
MARIJUANA.COM

[continued]

BONFIRE.COM
WEEDMAPS.COM
WEEDMENU.COM
MARIJUANA.CA
BONFIRE.CA
WEEDMAPS.CA
WEEDMENU.CA

[end]